MERRILL LYNCH
SPECIAL VALUE
FUND, INC.











FUND LOGO









Semi-Annual Report

September 30, 1996



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Special Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH SPECIAL VALUE FUND, INC.




DEAR SHAREHOLDER


Although the US stock and bond markets rallied as the September quarter drew to a close, much of the period was marked by volatility in the capital markets. The US economy demonstrated surprising resilience during the first half of the year. As a result, when economic data releases appeared to indicate that the US economy was expanding at a stronger-than-expected (and potentially inflationary) rate, investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. During these periods, stock prices declined and long-term interest rates moved higher. However, with inflationary pressures still under control, the US central bank did not tighten monetary policy at its September 24 meeting. This development, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with stock market averages reaching historic high levels.

The shifts in perceptions were exemplified by investors' reactions to the release of recent employment reports. Inflationary concerns were heightened in early July with the release of a stronger-than-expected employment report for June. However, more subdued job growth and decelerating hourly wage gains were subsequently reported for the month of July. Although the employment report for August showed that unemployment had dropped to its lowest level since 1989, these results were generally in line with expectations, and were received favorably by investors. The greatest boost in investor confidence occurred in early October with the release of September's employment report, which showed a slight increase in unemployment.

Investors will continue to monitor economic data releases to determine the probable direction of the US economy. The outcome of the upcoming November election will also increasingly influence investor psychology in the weeks ahead.


Portfolio Matters
During the quarter ended September 30, 1996, Merrill Lynch Special Value Fund, Inc. outperformed the unmanaged Russell 2000 Index.
Total returns for the Fund's Class A, Class B, Class C and Class D Shares were +5.15%, +4.88%, +4.85%, and +5.09%, respectively. This compares to the total return of +0.34% for the Russell 2000 Index. (Fund results do not include sales charges; results would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--7 of this report to shareholders.)

During the September quarter, we reduced the Fund's cash position from 13.1% of net assets at June 30, 1996 to 6.4% on September 30, 1996. Including cash reserves, we estimate that the Fund's volatility was approximately equal to that of the Russell 2000
Index.

Early in the September quarter, the major stock market indexes fell sharply following preannounced earnings disappointments from Motorola, Inc. and Hewlett-Packard Co. Small-capitalization stocks were especially hard-hit in July when the Russell 2000 Index declined sharply both in absolute terms and relative to the large-capitalization stock indexes. In the subsequent rally during the months of August and September, small-capitalization stocks recovered some of the ground lost relative to the large-capitalization stock indexes. Unlike the large-capitalization stock indexes, which repeatedly attained new highs late in the quarter ended September 30, 1996, small-capitalization stocks, as measured by the Russell 2000 Index, ended the quarter well below the highs achieved in May 1996. Small-capitalization value stocks outperformed small-capitalization growth stocks early in the September quarter because the broad stock market decline impacted growth stocks more severely. However, as the market recovered, small-capitalization growth stocks reasserted their leadership and ended the September quarter modestly ahead of small-capitalization value stocks.

Overall, Merrill Lynch Special Value Fund, Inc. outperformed the Russell 2000 Index during the quarter ended September 30, 1996. The Fund's performance was helped by holdings in the raw materials, transportation and technology sectors, which performed better than their respective Russell 2000 sectors. The Fund was hindered by holdings in the retail and consumer non-durables sectors, which underperformed their respective Russell 2000 sectors.

As noted in the June 30, 1996 report to shareholders, we increased the Fund's holdings in natural resources, which during the September quarter represented the Fund's second-largest sector weighting. The Fund's investments in this sector span a variety of industries including aluminum producers, steel processors and fertilizer stocks, all of which performed well during the quarter. Shares of Castech Aluminum Group, Inc., a manufacturer of continuous cast aluminum sheet metal, were particularly strong in the quarter following the announcement that Commonwealth Aluminum Corp., also a Fund holding, would acquire the company. We eliminated the Fund's position in Castech because of the takeover announcement, but continued to hold aluminum stocks as further industry consolidation is anticipated and valuations remain low even as the group shows signs of improving fundamentals.

Fertilizer companies also benefited from merger announcements in the quarter ended September 30, 1996. During the months of July and August, Arcadian Corp. and Mississippi Chemical Corp., two fertilizer stocks which we purchased in the June quarter, declared merger intentions. Arcadian Corp. announced a definitive agreement to be acquired by Potash Corporation of Saskatchewan, and Mississippi Chemical Corp. announced plans to acquire the fertilizer operations of First Mississippi Corporation. The Fund continues to emphasize investments in fertilizer stocks trading at a low multiple of enterprise value to cash flow.

The transportation sector, though a weak performer in the Russell 2000 benchmark index, contributed positively to Merrill Lynch Special Value Fund, Inc.'s performance in the September quarter. We focused the Fund's investments on the freight forwarding industry, which continued to benefit from growth in international trade, favorable acquisition economics, and a continued trend toward the outsourcing of logistical functions.

Data processing, the Fund's most heavily weighted sector, outperformed the respective Russell 2000 sector during the quarter ended September 30, 1996. Despite the downward pressure on technology stocks in July, we remained committed to the Fund's core technology holdings, and took advantage of price declines by adding to holdings such as Storage Technology Corp. and Compuware Corp., where we anticipate strong earnings comparisons in upcoming quarters. We continued to emphasize investments in systems integration companies and client/server software companies, while minimizing investments in semiconductors and computer peripherals, where profit margins are under pressure because of severe price competition.

Notable changes to the Fund's investment positions during the quarter ended September 30, 1996, included increases in healthcare stocks, a sector which was previously underweighted relative to the Russell 2000 Index. We initiated holdings in two medical device companies. Sofamor Danek Group, Inc., a producer of spinal implant devices, was purchased after an unfavorable court ruling drove the stock price down sharply. We added VISX, Inc., a manufacturer of laser equipment for vision correction, after company-specific problems caused the shares to fall. We also purchased shares of Gran-Care Inc., a provider of specialty medical services and long-term care. GranCare has a modest valuation and improving fundamentals, and should attract increased investor attention when it implements its plans to spin out its high-growth institutional pharmacy business. We reduced holdings in the shelter and financial services sectors in the September quarter. In particular, we eliminated shares of Redman Industries, Inc., a producer of manufactured housing, which attained our internal price objectives. In the financial services sector, we trimmed holdings in savings and loan institutions, and reduced holdings in the life insurance industry on takeover speculation.

The Fund enjoyed a positive September quarter both in absolute terms and relative to the Russell 2000 benchmark index. The Fund's value-oriented investment style benefited performance during the brief period of market weakness early in the quarter ended September 30, 1996, and the Fund furthered its lead over the benchmark index later in the quarter even though growth stocks led the market recovery. We implemented minor changes in industry and sector weights as the Fund reinvested proceeds from the normal turnover of investments. The Fund ended the September quarter nearly fully invested, in line with our basic strategy.

In Conclusion
We thank you for your continued investment in Merrill Lynch Special Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Daniel V. Szemis)
Daniel V. Szemis
Vice President and Portfolio Manager




October 29, 1996




OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Daniel V. Szemis, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863




PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                                           12 Month    3 Month
                                                            9/30/96    6/30/96  9/30/95    % Change    % Change
ML Special Value Fund, Inc. Class A Shares*                  $18.99     $19.17   $17.15    +11.84%(1)  +0.06%(1)
ML Special Value Fund, Inc. Class B Shares*                   18.32      18.52    16.61    +11.44(1)   -0.05(1)
ML Special Value Fund, Inc. Class C Shares*                   18.19      18.40    16.51    +11.33(1)   -0.10(1)
ML Special Value Fund, Inc. Class D Shares*                   18.96      19.13    17.12    +11.86(1)   +0.11(1)
Russell 2000 Index**                                         346.39     346.62   310.38    +11.60      -0.07
ML Special Value Fund, Inc. Class A Shares--Total Return*                                  +19.83(2)   +5.15(3)
ML Special Value Fund, Inc. Class B Shares--Total Return*                                  +18.59(4)   +4.88(5)
ML Special Value Fund, Inc. Class C Shares--Total Return*                                  +18.58(6)   +4.85(7)
ML Special Value Fund, Inc. Class D Shares--Total Return*                                  +19.58(8)   +5.09(9)
Russell 2000 Index**--Total Return                                                         +13.13      +0.34

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $0.183 per share capital gains distributions.
(2)Percent change includes reinvestment of $1.260 per share ordinary income dividends and $0.183 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.933 per share ordinary income dividends and $0.183 per share capital gains distributions.
(4)Percent change includes reinvestment of $1.105 per share ordinary income dividends and $0.183 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.875 per share ordinary income dividends and $0.183 per share capital gains distributions.
(6)Percent change includes reinvestment of $1.114 per share ordinary income dividends and $0.183 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.875 per share ordinary income dividends and $0.183 per share capital gains distributions.
(8)Percent change includes reinvestment of $1.218 per share ordinary income dividends and $0.183 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.912 per share ordinary income dividends and $0.183 per share capital gains distributions.


PERFORMANCE DATA (continued)


Results of a $1,000 Investment Since Inception--Class A Shares


(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on May 5, 1978 to $5,126.26 on September 30, 1996.


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                        +19.83%        +13.54%
Five Years Ended 9/30/96                  +15.68         +14.44
Ten Years Ended 9/30/96                   + 7.63         + 7.05
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/96                        +18.59%        +14.59%
Five Years Ended 9/30/96                  +14.49         +14.49
Inception (10/21/88) through 9/30/96      + 9.59         + 9.59
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/96                        +18.58%        +17.58%
Inception (10/21/94)
through 9/30/96                           +18.86         +18.86
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                        +19.58%        +13.30%
Inception (10/21/94)
through 9/30/96                           +19.79         +16.52
[FN]
 *Maximum sales charge is 5.25%
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares

                                     Net Asset Value    Capital Gains
Period Covered                   Beginning     Ending    Distributed  Dividends Paid*    % Change**
5/5/78--12/31/78                   $ 9.60      $ 8.70          --          $0.190         - 7.63%
1979                                 8.70       10.16        $0.370         0.320         +25.67
1980                                10.16       12.54         0.500         0.195         +33.62
1981                                12.54       10.58         0.890         0.390         - 6.27
1982                                10.58       10.67         0.650         0.380         +12.70
1983                                10.67       12.45         0.610         0.070         +22.40
1984                                12.45       11.10         0.290         0.120         - 7.60
1985                                11.10       14.29         0.340         0.090         +33.14
1986                                14.29       13.97         0.620         0.050         + 1.88
1987                                13.97       10.32         1.086         0.143         -18.52
1988                                10.32       11.83         0.017         0.233         +17.06
1989                                11.83       11.65          --           0.237         + 0.42
1990                                11.65        8.32          --           0.148         -27.52
1991                                 8.32       12.80          --           0.080         +54.87
1992                                12.80       14.96          --           0.019         +17.04
1993                                14.96       15.66         0.594         0.811         +14.26
1994                                15.66       14.70         0.561         0.940         + 3.81
1995                                14.70       17.10         0.151         0.675         +22.34
1/1/96--9/30/96                     17.10       18.99         0.183         0.933         +17.87
                                                             ------        ------
                                                       Total $6.862  Total $6.024

                                                  Cumulative total return as of 9/30/96: +441.03%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Performace Summary--Class B Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning     Ending    Distributed  Dividends Paid*    % Change**
0/21/88--12/31/88                  $12.01      $11.82        $0.017        $0.095         - 0.62%
1989                                11.82       11.61          --           0.140         - 0.64
1990                                11.61        8.29          --           0.050         -28.26
1991                                 8.29       12.69          --           0.019         +53.32
1992                                12.69       14.70          --            --           +15.84
1993                                14.70       15.31         0.594         0.692         +13.07
1994                                15.31       14.30         0.561         0.828         + 2.79
1995                                14.30       16.61         0.151         0.513         +21.12
1/1/96--9/30/96                     16.61       18.32         0.183         0.875         +16.93
                                                             ------        ------
                                                       Total $1.506  Total $3.212

                                                  Cumulative total return as of 9/30/96: +107.06%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performace Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning     Ending     Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $15.06      $14.24        $0.192        $0.430         - 1.15%
1995                                14.24       16.50         0.151         0.544         +21.09
1/1/96--9/30/96                     16.50       18.19         0.183         0.875         +16.92
                                                             ------        ------
                                                       Total $0.526  Total $1.849

                                                   Cumulative total return as of 9/30/96: +39.95%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning     Ending    Distributed  Dividends Paid*    % Change**
10/21/94--12/31/94                 $15.52      $14.69        $0.192        $0.447         - 1.06%
1995                                14.69       17.09         0.151         0.639         +22.09
1/1/96--9/30/96                     17.09       18.96         0.183         0.912         +17.64
                                                             ------        ------
                                                       Total $0.526  Total $1.998

                                                   Cumulative total return as of 9/30/96: +42.09%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

SCHEDULE OF INVESTMENTS
                              Shares Held/                                                                Value     Percent of
Industries                    Face Amount        Stocks & Bonds                           Cost          (Note 1a)   Net Assets
Aerospace                        153,800   ++BE Aerospace, Inc.                        $  2,024,739     $  3,172,125    0.5%
                                 475,000   ++UNC, Inc.                                    2,952,554        4,215,625    0.6
                                                                                       ------------     ------------  ------
                                                                                          4,977,293        7,387,750    1.1

Apparel                          815,000   ++Farah, Inc. (f)                              6,680,057        6,010,625    0.9
                                 700,500   ++Norton McNaughton, Inc. (f)                 10,056,577        5,691,563    0.9
                                                                                       ------------     ------------  ------
                                                                                         16,736,634       11,702,188    1.8

Automotive                       125,000     Smith (A.O.) Corp.                           2,606,732        3,109,375    0.5
                                  73,100     Walbro Corp.                                 1,367,899        1,388,900    0.2
                                                                                       ------------     ------------  ------
                                                                                          3,974,631        4,498,275    0.7

Banks & Finance                   76,200     American Federal Bank, FSB                     874,500        1,343,025    0.2
                                 173,100     Bankers Corp.                                1,033,803        3,159,075    0.5
                                 328,200     Charter One Financial, Inc.                  5,752,211       13,128,000    2.0
                                 170,000   ++Civic Bancorp, Inc.                            926,250        1,508,750    0.2
                                  88,000     Collective Bancorp., Inc.                    1,929,051        2,508,000    0.4
                                 251,400     FirstFed Financial Corp.                     3,600,548        4,965,150    0.8
                                 300,000     Roosevelt Financial Group, Inc.              3,868,458        5,137,500    0.8
                                                                                       ------------     ------------  ------
                                                                                         17,984,821       31,749,500    4.9

Biotechnology                    197,100   ++Biomatrix, Inc.                              2,967,802        3,301,425    0.5
                                 157,000   ++COR Therapeutics, Inc.                       1,570,102        1,570,000    0.3
                                 249,200   ++Ostex International, Inc.                    2,937,627        1,993,600    0.3
                                 517,600   ++Scios, Inc.                                  2,262,401        3,202,650    0.5
                                                                                       ------------     ------------  ------
                                                                                          9,737,932       10,067,675    1.6

Building & Building              650,000   ++Giant Cement Holding, Inc. (f)               7,315,281        9,668,750    1.5
Materials                        385,400   ++Insituform Technologies, Inc. (Class A)      2,719,538        3,083,200    0.5
                                 245,300     Ryland Group, Inc.                           3,575,517        3,648,838    0.6
                                                                                       ------------     ------------  ------
                                                                                         13,610,336       16,400,788    2.6

Business Services                221,997   ++Pharmaceutical Product Development
                                             Inc. (g)                                     2,835,426        5,993,920    0.9

Chemicals                        165,000     Arcadian Corp.                               3,249,945        4,104,375    0.6
                                 215,000     Mississippi Chemical Corp.                   4,595,341        5,025,625    0.8
                                                                                       ------------     ------------  ------
                                                                                          7,845,286        9,130,000    1.4

Commercial Services              111,200   ++Education Alternatives, Inc.                   370,299          423,950    0.1

Computer Software                369,000   ++Structural Dynamics Research Corp.           7,463,772        8,809,875    1.4
                               4,500,000   ++Versus Technology, Inc. (e)                  2,250,000        2,880,000    0.4
                                                                                       ------------     ------------  ------
                                                                                          9,713,772       11,689,875    1.8

SCHEDULE OF INVESTMENTS (continued)
                             Shares Held/                                                                 Value     Percent of
Industries                   Face Amount         Stocks & Bonds                           Cost          (Note 1a)   Net Assets
Computers & Computer             458,150   ++Boole & Babbage, Inc.                     $  5,573,205     $ 11,453,750    1.8%
Services                     $ 4,000,000     Cellnet Data Systems, Inc., 13%**
                                             due 6/15/2005 (c)(e)                         2,507,337        3,080,000    0.5
                                 300,000   ++InterVoice, Inc.                             4,569,412        4,425,000    0.7
                                 515,000   ++Storage Technology Corp.                    13,393,107       19,505,625    3.0
                                 287,000   ++Stratus Computer, Inc.                       7,587,436        5,668,250    0.9
                                 504,700     Texlon Corp.                                 5,612,823        7,065,800    1.1
                                 150,200   ++Voice Control Systems, Inc.                    788,550          901,200    0.1
                                  38,000   ++Wang Laboratories, Inc.                        747,080          741,000    0.1
                                                                                       ------------     ------------  ------
                                                                                         40,778,950       52,840,625    8.2

Cosmetics                          1,317   ++Alfin, Inc. (Preferred)(d)                           0           24,259    0.0

Data Processing                   85,800   ++Cognos, Inc.                                   173,050        2,799,225    0.4
                                 254,000   ++Compuware Corp.                              7,078,770       11,620,500    1.8
                                 570,000   ++Hyperion Software Corp.                      8,463,687        8,763,750    1.3
                                 150,000   ++Information Resources, Inc.                  1,941,632        1,968,750    0.3
                                 712,700   ++Platinum Technology, Inc.                   10,411,932        8,997,838    1.4
                                 345,100   ++Software Spectrum, Inc. (f)                  7,207,848       10,353,000    1.6
                                  72,000   ++Sterling Software, Inc.                      3,375,595        5,499,000    0.9
                                 594,000   ++Symantec Corp.                               8,533,218        6,459,750    1.0
                                 180,700   ++VMARK Software, Inc.                         2,242,314        1,242,313    0.2
                                                                                       ------------     ------------  ------
                                                                                         49,428,046       57,704,126    8.9

Educational Software             236,900   ++MathSoft, Inc.                               1,247,850        1,243,725    0.2

Electronics                      216,200   ++Alpha Industries, Inc.                       1,793,557        1,648,525    0.2
                                 403,000   ++B.I., Inc.                                   4,066,592        3,324,750    0.5
                                 557,400   ++CHS Electronics, Inc.                        7,757,231        7,594,575    1.2
                                  47,400   ++ITI Technologies, Inc.                       1,294,575        1,670,850    0.3
                                  52,400   ++Marshall Industries                          1,535,053        1,578,550    0.2
                                 337,200   ++Rofin-Sinar Technologies, Inc.               3,203,400        3,667,050    0.6
                                 464,200   ++VLSI Technology, Inc.                        5,934,921        7,543,250    1.2
                                  48,200     Wyle Electronics                             1,521,674        1,548,425    0.2
                                                                                       ------------     ------------  ------
                                                                                         27,107,003       28,575,975    4.4

Environmental &                  529,320     BHA Group, Inc. (Class A)(f)                 7,111,261        7,675,140    1.2
Environmental Control          1,625,000   ++Envirosource, Inc.                           6,288,633        6,093,750    0.9
                                                                                       ------------     ------------  ------
                                                                                         13,399,894       13,768,890    2.1

Healthcare--                     185,000   ++Beverly Enterprises, Inc.                    2,453,303        2,011,875    0.3
Products & Services              813,000   ++Community Psychiatric Centers                8,865,402        7,621,875    1.2
                                 641,000   ++Magellan Health Services, Inc.              12,208,917       13,300,750    2.0
                                 574,500   ++Ramsay Health Care, Inc. (f)                 3,830,632        1,364,438    0.2
                                                                                       ------------     ------------  ------
                                                                                         27,358,254       24,298,938    3.7

Home Furnishings                 300,000     Crown Crafts, Inc.                           3,979,886        2,850,000    0.4
                                 338,400   ++Department 56, Inc.                          7,878,714        8,417,700    1.3
                                                                                       ------------     ------------  ------
                                                                                         11,858,600       11,267,700    1.7

SCHEDULE OF INVESTMENTS (continued)
                             Shares Held/                                                                 Value     Percent of
Industries                   Face Amount         Stocks & Bonds                           Cost          (Note 1a)   Net Assets
Insurance                         40,600     American National Insurance Co.           $  2,442,745     $  2,760,800    0.4%
                                 144,400   ++Gryphon Holdings, Inc.                       1,744,902        1,985,500    0.3
                                  70,100     Midland Financial Group, Inc.                  556,419          665,950    0.1
                                 700,300     PXRE Corp. (f)                              15,443,271       16,019,363    2.5
                                 217,300     Security-Connecticut Corp.                   4,318,664        6,817,788    1.1
                                                                                       ------------     ------------  ------
                                                                                         24,506,001       28,249,401    4.4

Iron & Steel                     295,000   ++Gibraltar Steel Corp.                        5,428,372        6,637,500    1.0
                                 232,700   ++Olympic Steel, Inc.                          3,973,953        6,253,813    1.0
                                 639,300     Quanex Corp.                                13,849,303       17,181,187    2.6
                                 678,500   ++Shiloh Industries, Inc.                      9,213,683       10,856,000    1.7
                                                                                       ------------     ------------  ------
                                                                                         32,465,311       40,928,500    6.3

Leasing                          244,000     Sea Containers, Ltd.                         4,237,586        4,788,500    0.7

Machinery                        110,000     AGCO Corp.                                   2,383,050        2,805,000    0.5
                                 277,300     Bearings, Inc.                               7,875,310        7,833,725    1.2
                                 218,100     Cincinnati Milacron, Inc.                    5,348,357        4,116,637    0.6
                                                                                       ------------     ------------  ------
                                                                                         15,606,717       14,755,362    2.3

Medical                          235,000     Analogic Corp.                               4,319,877        6,697,500    1.0
                                 279,850   ++GranCare, Inc.                               4,827,476        5,387,112    0.9
                                  93,200   ++Healthdyne Technologies, Inc.                1,120,752          780,550    0.1
                                 216,000     Medex, Inc.                                  2,403,258        3,159,000    0.5
                                 150,000   ++Sierra Health Services, Inc.                 4,760,136        5,156,250    0.8
                                 168,500   ++Sofamor Danek Group, Inc.                    3,877,304        5,202,437    0.8
                                 316,800   ++VISX, Inc.                                   7,272,145        8,553,600    1.3
                                                                                       ------------     ------------  ------
                                                                                         28,580,948       34,936,449    5.4

Metals                           276,800     Castle (A.M.) & Company                      4,650,240        5,570,600    0.8
                                 311,000     Commonwealth Aluminum Corp.                  5,193,708        5,248,125    0.8
                                  96,800     Handy & Harman                               1,565,778        1,730,300    0.3
                                                                                       ------------     ------------  ------
                                                                                         11,409,726       12,549,025    1.9

Miscellaneous                     90,000     PHH Corp.                                    1,541,238        2,677,500    0.4

Natural Resources                240,000   ++Tom Brown, Inc.                              2,556,265        4,530,000    0.7
                                  70,700   ++Grant Tensor Geophysical Corp.
                                             (Convertible Preferred)                      1,175,940        1,290,275    0.2
                                 505,200     Newpark Resources, Inc.                     11,689,350       18,376,650    2.8
                                 308,391   ++Plains Resources, Inc. (e)                   1,806,983        4,201,827    0.7
                                 140,000   ++Plains Resources, Inc.                       1,461,553        1,942,500    0.3
                                  73,349   ++Swift Energy Co.                               927,807        1,760,376    0.3
                                 380,000     Total Petroleum of North America, Ltd.       4,357,496        3,942,500    0.6
                             $ 8,626,000     TransAmerican Refining Corp., 18.29%**
                                             due 2/15/2002                                6,167,792        6,426,370    1.0
                                 147,437     TransAmerican Refining Corp. (Warrants)(a)     360,299          294,874    0.0
                                 685,000   ++TransTexas Gas Corp.                         8,165,048        7,877,500    1.2
                                 813,800     Zemex Corporation (f)                        7,282,851        6,306,950    1.0
                                                                                       ------------     ------------  ------
                                                                                         45,951,384       56,949,822    8.8

SCHEDULE OF INVESTMENTS (continued)
                             Shares Held/                                                                 Value     Percent of
Industries                   Face Amount         Stocks & Bonds                           Cost          (Note 1a)   Net Assets
Paper/Forest Products            220,000   ++Arbatax International, Inc. (b)           $  1,364,366     $  1,551,000    0.2%
                                 597,700   ++Mercer International, Inc.                  10,596,665        8,143,662    1.3
                                 380,000     Pope & Talbot, Inc.                          6,102,561        5,842,500    0.9
                                                                                       ------------     ------------  ------
                                                                                         18,063,592       15,537,162    2.4

Pharmaceuticals                  276,600   ++NeoRx Corp.                                  1,782,214        1,504,012    0.2

Real Estate &                $ 1,000,000     Alexander Haagen Properties, Inc., 7.25%
Real Estate                                  due 12/27/2003 (e)                           1,000,000          958,750    0.2
Investment Trusts                 63,400     Bay Apartment Communities, Inc.              1,125,321        1,806,900    0.3
                                  88,000     Catellus Development Corp. (Convertible
                                             Preferred)(Class B)(e)                       3,200,250        4,752,000    0.7
                                  80,000     Manufactured Home Communities, Inc.          1,244,794        1,540,000    0.2
                                  50,000     Mid-America Apartment Communities, Inc.      1,246,125        1,256,250    0.2
                             $ 3,000,000     National Health Corp., Convertible
                                             Bonds, 7.75% due 1/01/2001                   3,000,000        3,120,000    0.5
                                                                                       ------------     ------------  ------
                                                                                         10,816,490       13,433,900    2.1

Restaurants                      591,700   ++Au Bon Pain Company, Inc. (Class A)(f)       3,969,056        4,141,900    0.7
                                 140,000   ++Shoney's, Inc.                               1,406,643        1,277,500    0.2
                               1,164,900   ++TPI Enterprises, Inc. (f)                    5,488,347        3,421,894    0.5
                                                                                       ------------     ------------  ------
                                                                                         10,864,046        8,841,294    1.4

Retailing                      1,068,500     J. Baker, Inc. (f)                          12,266,646        6,527,867    1.0
                                 232,400   ++Bon-Ton Stores, Inc.                         2,429,684        1,336,300    0.2
                                 579,300     CML Group, Inc.                              1,766,865        2,824,087    0.4
                                 393,800   ++Catherines Stores Corp. (f)                  4,060,257        2,855,050    0.4
                                 661,900   ++Chico's Fashions, Inc. (f)                   5,035,678        4,964,250    0.8
                               1,344,700   ++Grossman's, Inc. (f)                         2,518,600        2,017,050    0.3
                               1,274,900   ++Levitz Furniture, Inc.                       6,434,404        4,940,237    0.8
                                 102,000   ++REX Stores Corp.                             1,315,670        1,122,000    0.2
                                                                                       ------------     ------------  ------
                                                                                         35,827,804       26,586,841    4.1

Telecommunications               241,200   ++Allen Group, Inc.                            4,198,353        4,462,200    0.7
Equipment                        770,000   ++Comdial Corp.                                4,716,250        5,197,500    0.8
                                 663,000   ++Network Equipment Technologies, Inc.        12,208,696        9,033,375    1.4
                                                                                       ------------     ------------  ------
                                                                                         21,123,299       18,693,075    2.9

Textiles                         450,000   ++Burlington Industries, Inc.                  5,117,552        4,443,750    0.7

Transportation                   268,900     Air Express International Corp.              7,281,636        7,596,425    1.2
                                 100,000     Expeditors International of Washington,
                                             Inc.                                         2,904,588        3,525,000    0.5
                                 200,000   ++Kirby Corp.                                  2,814,824        3,525,000    0.5
                                                                                       ------------     ------------  ------
                                                                                         13,001,048       14,646,425    2.2

Utilities                         92,000     American Water Works Co., Inc.                 180,682        1,989,500    0.3
                                  70,000     Wicor, Inc.                                  2,049,562        2,546,250    0.4
                                                                                       ------------     ------------  ------
                                                                                          2,230,244        4,535,750    0.7

                                             Total Stocks & Bonds                       542,090,227      602,824,927   93.0

SCHEDULE OF INVESTMENTS (concluded)

                                                                                                          Value     Percent of
                             Face Amount           Short-Term Securities                  Cost          (Note 1a)   Net Assets
Commercial Paper*           $ 20,000,000     Delaware Funding Corp., 5.35% due
                                             10/15/1996                                $ 19,958,389     $ 19,958,389    3.1%
                              21,174,000     General Electric Capital Corp.,
                                             5.80% due 10/01/1996                        21,174,000       21,174,000    3.3

                                             Total Short-Term Securities                 41,132,389       41,132,389    6.4

Total Investments                                                                      $583,222,616      643,957,316   99.4
                                                                                       ============
Other Assets Less Liabilities                                                                              4,184,386    0.6
                                                                                                        ------------  ------
Net Assets                                                                                              $648,141,702  100.0%
                                                                                                        ============  ======

  *Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 **Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund. ++Non-income producing security.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
(b)The Fund received this security as a special stock dividend from our Mercer International, Inc. holding.
(c)Each $1,000 face amount contains 4 warrants of Cellnet Data
   Systems, Inc.
(d)Security represents 14.5% cumulative preferred stock. For each share of Preferred Stock, the Fund will receive an annual dividend of approximately 9.43 shares of Common Stock.
(e)Restricted securities as to resale. The value of the Fund's investments in restricted securities was approximately $15,873,000, representing 2.4% of net assets.


                                              Acquisition                            Value
   Issue                                        Date(s)                Cost        (Note 1a)

   Alexander Haagan Properties, Inc.,
    7.25% due 12/27/2003                       12/27/1993          $ 1,000,000   $   958,750
   Catellus Development Corp.
    (Convertible Preferred) (Class B)     12/14/1994-2/02/1995       3,200,250     4,752,000
   Cellnet Data Systems, Inc.,
    13% due 6/15/2005                           6/06/1995            2,507,337     3,080,000
   Plains Resources, Inc.                  5/25/1992-1/18/1995       1,806,983     4,201,827
   Versus Technology, Inc.                      8/26/1996            2,250,000     2,880,000

   Total                                                           $10,764,570   $15,872,577
                                                                   ===========   ===========


(f)Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                     Net Share          Net           Dividend
   Industry               Affiliate                   Activity          Cost           Income

   Apparel              Farah, Inc.                        --               --           +++
   Apparel              Norton McNaughton, Inc.            --               --           +++
   Building & Building  Giant Cement Holding, Inc.    125,000       $1,621,363           +++
    Materials
   Data Processing      Software Spectrum, Inc.        74,100        1,453,182           +++
   Environmental &      BHA Group, Inc. (Class A)     342,220        4,683,772      $ 21,889
    Environmental
    Control
   Healthcare--         Ramsay Health Care, Inc.       70,000          293,126           +++
    Products & Services
   Insurance            PXRE Corp.                     40,000        1,040,000       252,108
   Natural              Zemex Corporation             813,800        7,282,851           +++
    Resources
   Restaurants          Au Bon Pain Company,
                          Inc. (Class A)              591,700        3,969,056           +++
   Restaurants          TPI Enterprises, Inc.              --               --           +++
   Retailing            J. Baker, Inc.                493,700        4,485,582        26,082
   Retailing            Catherines Stores Corp.            --               --           +++
   Retailing            Chico's Fashions, Inc.        592,900        4,561,866           +++
   Retailing            Grossman's, Inc.              281,700         (733,212)          +++

+++Non-income producing security.
(g)During the quarter, Pharmaceutical Product Development, Inc.
   acquired Applied Bioscience International, Inc.
   See Notes to Financial Statements.


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 1996
Assets:             Investments, at value (identified cost--$583,222,616) (Note 1a)                         $643,957,316
                    Receivables:
                      Securities sold                                                      $  9,482,779
                      Capital shares sold                                                     2,768,568
                      Interest                                                                   77,142
                      Dividends                                                                  67,760       12,396,249
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                         136,526
                                                                                                            ------------
                    Total assets                                                                             656,490,091
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    6,400,377
                      Capital shares redeemed                                                   885,455
                      Investment adviser (Note 2)                                               398,092
                      Distributor (Note 2)                                                      329,112        8,013,036
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       335,353
                                                                                                            ------------
                    Total liabilities                                                                          8,348,389
                                                                                                            ------------


Net Assets:         Net assets                                                                              $648,141,702
                                                                                                            ============


Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares
Consist of:         authorized                                                                              $  1,176,992
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                 1,950,165
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   193,679
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   169,388
                    Paid-in capital in excess of par                                                         523,712,236
                    Accumulated investment loss--net                                                            (322,427)
                    Undistributed realized capital gains on investments--net                                  60,526,969
                    Unrealized appreciation on investments--net                                               60,734,700
                                                                                                            ------------
                    Net assets                                                                              $648,141,702
                                                                                                            ============


Net Asset Value:    Class A--Based on net assets of $223,523,895 and 11,769,922 shares
                             outstanding                                                                    $      18.99
                                                                                                            ============
                    Class B--Based on net assets of $357,265,114 and 19,501,650 shares
                             outstanding                                                                    $      18.32
                                                                                                            ============
                    Class C--Based on net assets of $35,236,030 and 1,936,792 shares
                             outstanding                                                                    $      18.19
                                                                                                            ============
                    Class D--Based on net assets of $32,116,663 and 1,693,877 shares
                             outstanding                                                                    $      18.96
                                                                                                            ============
                    See Notes to Financial Statements.

Statement of Operations for the Six Months Ended September 30, 1996
Investment          Interest and discount earned                                                            $  3,362,854
Income              Dividends (net of $7,650 foreign withholding tax)                                          1,779,847
(Notes 1c & 1d):                                                                                            ------------
                    Total income                                                                               5,142,701
                                                                                                            ------------


Expenses:           Investment advisory fees (Note 2)                                                          2,264,363
                    Account maintenance and distribution fees--Class B (Note 2)                                1,693,965
                    Transfer agent fees--Class B (Note 2)                                                        417,054
                    Transfer agent fees--Class A (Note 2)                                                        215,624
                    Account maintenance and distribution fees--Class C (Note 2)                                  159,625
                    Printing and shareholder reports                                                              87,231
                    Registration fees (Note 1e)                                                                   86,467
                    Transfer agent fees--Class C (Note 2)                                                         41,351
                    Custodian fees                                                                                40,170
                    Account maintenance fees--Class D (Note 2)                                                    35,466
                    Professional fees                                                                             31,759
                    Accounting services (Note 2)                                                                  31,221
                    Transfer agent fees--Class D (Note 2)                                                         29,865
                    Directors' fees and expenses                                                                  14,732
                    Pricing fees                                                                                     109
                    Other                                                                                          5,172
                                                                                                            ------------
                    Total expenses                                                                             5,154,174
                                                                                                            ------------
                    Investment loss--net                                                                         (11,473)
                                                                                                            ------------


Realized &          Realized gain on investments--net                                                         62,061,762
Unrealized Gain on  Change in unrealized appreciation on investments--net                                     10,503,413
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $ 72,553,702
                                                                                                            ============

                    See Notes to Financial Statements.
</TABLE


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Six       For the
                                                                                           Months Ended     Year Ended
Increase (Decrease) in Net Assets:                                                        Sept. 30, 1996  March 31, 1996
Operations:         Investment income (loss)--net                                          $    (11,473)    $  3,851,945
                    Realized gain on investments--net                                        62,061,762       39,649,159
                    Change in unrealized appreciation on investments--net                    10,503,413       41,578,720
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     72,553,702       85,079,824
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (626,240)      (2,232,929)
Shareholders          Class B                                                                        --       (1,325,529)
(Note 1f):            Class C                                                                        --         (137,548)
                      Class D                                                                   (58,931)        (241,696)
                    Realized gain on investments--net:
                      Class A                                                               (11,362,317)      (5,403,183)
                      Class B                                                               (19,520,403)     (10,567,528)
                      Class C                                                                (1,879,787)        (748,130)
                      Class D                                                                (1,654,460)        (650,489)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (35,102,138)     (21,307,032)
                                                                                           ------------     ------------


Capital Share       Net increase in net assets derived from capital shares
Transactions        transactions                                                             67,503,779      113,078,058
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase in net assets                                            104,955,343      176,850,850
                    Beginning of period                                                     543,186,359      366,335,509
                                                                                           ------------     ------------
                    End of period*                                                         $648,141,702     $543,186,359
                                                                                           ============     ============

                   *Undistributed (Accumulated) investment income (loss)--net              $   (322,427)    $    374,217
                                                                                           ------------     ------------


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (continued)

Financial Highlights

                                                                                              Class A
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                      Sept. 30,        For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                                1996++++   1996++++  1995++++  1994++++    1993
Per Share           Net asset value, beginning of period              $  17.77   $  15.63  $  15.88  $  15.32   $  13.86
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .06        .24       .16       .10        .05
                    Realized and unrealized gain on
                    investments--net                                      2.28       2.72      1.09      1.87       1.43
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.34       2.96      1.25      1.97       1.48
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.06)      (.23)     (.10)      .00++     (.02)
                      Realized gain on investments--net                  (1.06)      (.59)    (1.40)    (1.41)       .00++
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.12)      (.82)    (1.50)    (1.41)      (.02)
                                                                      --------   --------  --------  --------   --------
                    Net asset  value, end of period                   $  18.99   $  17.77  $  15.63  $  15.88   $  15.32
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  13.43%+++  19.56%     8.85%    13.14%     10.69%
Return:**                                                             ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             1.06%*     1.12%     1.15%     1.17%      1.28%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                                .64%*     1.43%     1.04%      .62%       .37%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)          $223,524   $181,297  $106,506  $ 78,804   $ 70,920
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  49.22%     60.37%    59.79%    68.70%     42.25%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0506   $  .0503        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Amount is less than $.01 per share.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal year beginning on or after September 1, 1995, the Fund is required to disclose its average commission
                    rate per share for purchases and sales of equity securities.
                    The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may materially affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                              Class B
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                      Sept. 30,        For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                                1996++++   1996++++  1995++++  1994++++    1993++++
Per Share           Net asset value, beginning of period              $  17.21   $  15.16  $  15.49  $  15.01   $  13.70
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.03)       .07       .00++    (.06)      (.09)
                    Realized and unrealized gain on
                    investments--net                                      2.20       2.64      1.06      1.83       1.40
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.17       2.71      1.06      1.77       1.31
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.07)      .00++     .00++      .00++
                      Realized gain on investments--net                  (1.06)      (.59)    (1.39)    (1.29)       .00++
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.06)      (.66)    (1.39)    (1.29)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset  value, end of period                   $  18.32   $  17.21  $  15.16  $  15.49   $  15.01
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  12.86%+++  18.37%     7.70%    12.03%      9.56%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.09%*     2.15%     2.20%     2.19%      2.28%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.39%)*     .44%      .02%     (.41%)     (.65%)
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)          $357,265   $310,174  $237,359  $112,768   $ 76,182
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  49.22%     60.37%    59.79%    68.70%     42.25%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0506   $  .0503        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Amount is less than $.01 per share.
                ++++Based on average shares outstanding during the period.
              ++++++For the years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may materially affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

FINANCIAL INFORMATIONS (concluded)

Financial Highlights (concluded)
                                                                       Class C                          Class D
                                                                                   For the                       For the
                                                            For the    For the     Period    For the    For the   Period
The following per share data and ratios have been derived  Six Months    Year     Oct. 21,  Six Months   Year    Oct. 21,
from information provided in the financial statements.      Ended       Ended     1994++ to   Ended     Ended   1994++ to
                                                           Sept. 30,   March 31,  March 31, Sept. 30,  March 31, March 31,
Increase (Decrease) in Net Asset Value:                    1996++++    1996++++    1995++++  1996++++  1996++++  1995++++
Per Share           Net asset value, beginning of period    $ 17.10    $ 15.10    $ 15.06   $ 17.74   $ 15.61    $ 15.52
Operating                                                   -------    -------    -------   -------   -------    -------
Performance:        Investment income (loss)--net              (.04)       .06        .01       .04       .19        .07
                    Realized and unrealized gain on
                    investments--net                           2.19       2.63        .65      2.28      2.73        .66
                                                            -------    -------    -------   -------   -------    -------
                    Total from investment operations           2.15       2.69        .66      2.32      2.92        .73
                                                            -------    -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                     --       (.10)      (.06)     (.04)     (.20)      (.08)
                      Realized gain on investments--net       (1.06)      (.59)      (.56)    (1.06)     (.59)      (.56)
                                                            -------    -------    -------   -------   -------    -------
                    Total dividends and distributions         (1.06)      (.69)      (.62)    (1.10)     (.79)      (.64)
                                                            -------    -------    -------   -------   -------    -------
                    Net asset  value, end of period         $ 18.19    $ 17.10    $ 15.10   $ 18.96   $ 17.74    $ 15.61
                                                            =======    =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share       12.82%+++  18.34%      4.82%+++ 13.33%+++ 19.26%      5.13%+++
Return:**                                                   =======    =======    =======   =======   =======    =======


Ratios to Average   Expenses                                  2.11%*     2.16%      2.41%*    1.31%*    1.37%      1.61%*
Net Assets:                                                 =======    =======    =======   =======   =======    =======
                    Investment income (loss)--net             (.42%)*     .36%       .14%*     .39%*    1.15%       .95%*
                                                            =======    =======    =======   =======   =======    =======


Supplemental        Net assets, end of period
Data:               (in thousands)                          $35,236    $26,920    $11,434   $32,117   $24,795    $11,037
                                                            =======    =======    =======   =======   =======    =======
                    Portfolio turnover                       49.22%     60.37%     59.79%    49.22%    60.37%     59.79%
                                                            =======    =======    =======   =======   =======    =======
                    Average commission rate paid++++++      $ .0506    $ .0503         --   $ .0506   $ .0503         --
                                                            =======    =======    =======   =======   =======    =======

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The
                    "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction.
                    Such conversions may materially affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Special Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature.
The Fund offers four classes of shares under the Merrill Lynch
Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price, or lacking any sales, at the closing bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


NOTES TO FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account       Distribution
                                      Maintenance Fee       Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing share-holder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D shares as follows:

                                        MLFD          MLPF&S

Class A                                $  941        $13,790
Class D                                $3,641        $49,291

For the six months ended September 30, 1996, MLPF&S received contingent deferred sales charges of $297,454 and $10,577 relating to transactions in Class B and Class C Shares, respectively. Further-more, MLPF&S received contingent deferred sales charges of $800 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $9,588 in commis-sions on the execution of portfolio security transactions for the Fund for the six months ended September 30, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended Sep-tember 30, 1996 were $363,490,225 and $253,601,448, respectively.

Net realized and unrealized gains (losses) as of September 30, 1996 were as follows:

                                    Realized
                                     Gains        Unrealized
                                    (Losses)        Gains

Long-term investments             $62,061,957    $60,734,700
Short-term investments                   (195)            --
                                  -----------    -----------
Total                             $62,061,762    $60,734,700
                                  ===========    ===========

As of September 30, 1996, net unrealized appreciation for Federal income tax purposes aggregated $60,734,700, of which $102,532,885 related to appreciated securities and $41,798,185 related to depreciated securities. At September 30, 1996, the aggregate cost of investments for Federal income tax purposes was $583,412,616.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $67,503,779 and $113,078,058 for the six months ended September 30, 1996 and the year ended March 31, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                    Dollar
September 30, 1996                    Shares        Amount

Shares sold                         2,018,378   $ 37,312,713
Shares issued to shareholders
in reinvestment of dividends
and distributions                     604,797     10,989,170
                                 ------------   ------------
Total issued                        2,623,175     48,301,883
Shares redeemed                    (1,056,986)   (19,526,528)
                                 ------------   ------------
Net increase                        1,566,189   $ 28,775,355
                                 ============   ============


Class A Shares for the
Year Ended                                          Dollar
March 31, 1996                        Shares        Amount

Shares sold                         6,440,754   $105,924,815
Shares issued to shareholders
in reinvestment of dividends
and distributions                     420,869      6,827,898
                                 ------------   ------------
Total issued                        6,861,623    112,752,713
Shares redeemed                    (3,473,788)   (58,594,494)
                                 ------------   ------------
Net increase                        3,387,835   $ 54,158,219
                                 ============   ============


NOTES TO FINANCIAL STATEMENTS (concluded)

Class B Shares for the Six Months                   Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                         3,189,576   $ 57,206,071
Shares issued to shareholders
in reinvestment of
distributions                         982,745     17,266,830
                                 ------------   ------------
Total issued                        4,172,321     74,472,901
Shares redeemed                    (2,658,962)   (47,286,773)
Automatic conversion
of shares                             (34,019)      (600,693)
                                 ------------   ------------
Net increase                        1,479,340   $ 26,585,435
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended March 31, 1996                  Shares        Amount

Shares sold                         8,847,890   $141,111,187
Shares issued to shareholders
in reinvestment of dividends
and distributions                     671,486     10,542,063
                                 ------------   ------------
Total issued                        9,519,376    151,653,250
Shares redeemed                    (6,931,949)  (113,068,363)
Automatic conversion
of shares                            (218,662)    (3,473,457)
                                 ------------   ------------
Net increase                        2,368,765   $ 35,111,430
                                 ============   ============


Class C Shares for the Six Months                   Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                           578,646   $ 10,348,164
Shares issued to shareholders
in reinvestment of
distributions                          92,733      1,618,187
                                 ------------   ------------
Total issued                          671,379     11,966,351
Shares redeemed                      (308,946)    (5,467,811)
                                 ------------   ------------
Net increase                          362,433   $  6,498,540
                                 ============   ============

Class C Shares for the Year                         Dollar
Ended March 31, 1996                  Shares        Amount


Shares sold                         1,482,478   $ 23,589,611
Shares issued to shareholders
in reinvestment of dividends
and distributions                      50,565        791,271
                                 ------------   ------------
Total issued                        1,533,043     24,380,882
Shares redeemed                      (715,916)   (11,679,944)
                                 ------------   ------------
Net increase                          817,127   $ 12,700,938
                                 ============   ============


Class D Shares for the Six Months                   Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                         1,112,592   $ 20,836,055
Automatic conversion
of shares                              32,936        600,693
Shares issued to shareholders
in reinvestment of dividends
and distributions                      80,504      1,461,153
                                 ------------   ------------
Total issued                        1,226,032     22,897,901
Shares redeemed                      (929,504)   (17,253,452)
                                 ------------   ------------
Net increase                          296,528   $  5,644,449
                                 ============   ============



Class D Shares for the Year                         Dollar
Ended March 31, 1996                  Shares        Amount

Shares sold                         1,716,390   $ 28,556,422
Automatic conversion
of shares                             212,202      3,473,457
Shares issued to shareholders
in reinvestment of dividends
and distributions                      48,666        790,721
                                 ------------   ------------
Total issued                        1,977,258     32,820,600
Shares redeemed                    (1,286,898)   (21,713,129)
                                 ------------   ------------
Net increase                          690,360   $ 11,107,471
                                 ============   ============

PORTFOLIO INFORMATION


As of September 30, 1996

                                   Percent of
Top Ten Equity Holdings            Net Assets

Storage Technology Corp.               3.0%
Newpark Resources, Inc.                2.8
Quanex Corp.                           2.6
PXRE Corp.                             2.5
Magellan Health Services, Inc.         2.0
Charter One Financial, Inc.            2.0
Compuware Corp.                        1.8
Boole & Babbage, Inc.                  1.8
Shiloh Industries, Inc.                1.7
Software Spectrum, Inc.                1.6

                                   Percent of
Ten Largest Industries             Net Assets

Data Processing                        8.9%
Natural Resources                      8.8
Computers & Computer Services          8.2
Iron & Steel                           6.3
Medical                                5.4
Banks & Finance                        4.9
Electronics                            4.4
Insurance                              4.4
Retailing                              4.1
Healthcare--Products & Services        3.7


Equity Portfolio Changes for the
Quarter Ended September 30, 1996

 Additions

 Allen Group, Inc.
 Au Bon Pain Company, Inc. (Class A)
 Castle (A.M.) & Company
 Comdial Corp.
*Control Data Systems, Inc.
*Cypress Semiconductor Corp.
 GranCare, Inc.
 Gryphon Holdings, Inc.
 Insituform Technologies, Inc. (Class A)
 InterVoice, Inc.
 Marshall Industries
 MathSoft, Inc.
 Midland Financial Group, Inc.
 Rofin-Sinar Technologies, Inc.
 Sofamor Danek Group, Inc.
 Stuctural Dynamics Research Corp.
 Swift Energy Co.
 VISX, Inc.
 Versus Technology, Inc.
 Voice Control Systems, Inc.
 Walbro Corp.
 Wang Laboratories, Inc.
 Wyle Electronics


 Deletions

 Amdahl Corp.
 Castech Aluminum Group, Inc.
*Control Data Systems, Inc.
*Cypress Semiconductor Corp.
 First Colony Corp.
 Landmark Graphics Corp.
 Movie Gallery, Inc.
 Omni Insurance Group, Inc.
 Players International, Inc.
 Redman Industries, Inc.
 Spieker Properties, Inc.
 Walden Bancorp, Inc.

[FN]
*Added and deleted in the same quarter.